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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                            Reported): March 13, 1997


         CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1997 which provides for the issuance of Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-1).


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                    333-21329                     13-3320910
   -----------------              ------------               -------------------
   (State or Other                (Commission                 (I.R.S. Employer
     Jurisdiction                 File Number)               Identification No.)
   of Incorporation)



   11 Madison Avenue
   New York, New York                                                10010
  --------------------                                             ----------
  Address of Principal                                             (Zip Code)
   Executive Offices


        Registrant's telephone number, including area code (212) 325-2000
                                                           --------------

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Item 5. Other Events.

Filing of Computational Materials.

In connection with the offering of the Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-1, Credit Suisse First Boston Corporation and Goldman, Sachs & Co. ("Goldman" and, together with Credit Suisse First Boston, the "Underwriters") as Underwriters of the Certificates, each have prepared certain materials (the "Series Term Sheet" including the "Computational Materials") for distribution to its potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Series Term Sheet including Computational Materials is attached hereto as Exhibit 1.



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (a) Not applicable.

    (b) Not Applicable.

    (c) Exhibits.

        1. The Series Term Sheet including Computational Materials.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.


                                             /s/ Joy E. Margolies
                                        By: ________________________________
                                                 Joy E. Margolies

Dated:  March 14, 1997





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                                  Exhibit Index


Exhibit                                                             Page
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1. The Series Term Sheet including Computational Materials